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Exhibit 10.29

          Agreement between Norman D. Schuneman and the Company regarding the change in control arrangements, dated
          December 31, 1994.
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RESOLUTION TO BE ADOPTED BY
BOARD OF DIRECTORS
BRENTON BANKS, INC.


RESOLVED, That the Board (Robert L. DeMeulenaere abstained) ratifies the special pay arrangements (ATTACHMENT A) between management, Robert L. DeMeulenaere, Larry A. Mindrup and Norman D. Schuneman.
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ATTACHMENT A



NORMAN D. SCHUNEMAN AGREEMENT
12/31/94


It is the intent of Brenton Banks, Inc. to pay Norm Schuneman $375,000 if the Company is sold and he is released one year after the sale. If he is released after one year of the sale, however, within two years of the sale, he will receive $187,500.00. The payment may be made over a 24 month period of time.

If his pay is decreased, he would receive an amount for each year up to three years which, when added to his new salary, will equal his old salary.

This Agreement is null and void three years from the above date.



/s/
Robert L. DeMeulenaere, President
BRENTON BANKS, INC.
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